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                                                                    EXHIBIT 24.1

                             DUKE ENERGY CORPORATION

                                POWER OF ATTORNEY

     A maximum of $500,000,000 aggregate public offering price of First and Refunding Mortgage Bonds, 3.75% Series B due 2008 (the "Securities").

     The undersigned DUKE ENERGY CORPORATION, a North Carolina corporation, and certain of its officers and/or directors, do each hereby constitute and appoint Richard B. Priory, Robert P. Brace, David L. Hauser, Myron L. Caldwell and Robert T. Lucas III, and each of them, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission a Registration Statement or Registration Statements of said Duke Energy Corporation on Form S-3, Form S-4 or any other applicable forms and any and all amendments thereto for the purpose of registering under the Securities Act of 1933 the Securities, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

Executed as of the 24th day of April, 2003.

                                            DUKE ENERGY CORPORATION

                                            By: /s/   R.B. Priory
                                            ------------------------------------
                                            Chairman and Chief Executive Officer

(Corporate Seal)

ATTEST:

/s/ Robert T. Lucas III
----------------------------------------
    Assistant Secretary

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/s/ R.B. PRIORY                             Chairman and Chief Executive Officer
----------------------------------------    (Principal Executive Officer and
Richard B. Priory                           Director)

/s/ ROBERT P. BRACE                         Executive Vice President and Chief
----------------------------------------    Financial Officer
Robert P. Brace                             (Principal Financial Officer)

/s/ KEITH G. BUTLER                         Senior Vice President and Controller
----------------------------------------    (Principal Accounting Officer)
Keith G. Butler

/s/ G. ALEX BERNHARDT, SR.
----------------------------------------
G. Alex Bernhardt, Sr.                      (Director)

/s/ ROBERT J. BROWN
----------------------------------------
Robert J. Brown                             (Director)

/s/ WILLIAM T. ESREY
----------------------------------------
William T. Esrey                            (Director)

/s/ ANN M. GRAY
----------------------------------------
Ann M. Gray                                 (Director)

/s/ GEORGE DEAN JOHNSON, JR.
----------------------------------------
George Dean Johnson, Jr.                    (Director)

/s/ MAX LENNON
----------------------------------------
Max Lennon                                  (Director)

/s/ LEO E. LINBECK, JR.
----------------------------------------
Leo E. Linbeck, Jr.                         (Director)

/s/ JAMES G. MARTIN
----------------------------------------
James G. Martin                             (Director)

MICHAEL E.J. PHELPS
----------------------------------------
Michael E.J. Phelps                         (Director)

JAMES T. RHODES
----------------------------------------
James T. Rhodes                             (Director)